                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 6, 2003
                                                         ---------------


                   Cognizant Technology Solutions Corporation
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-24429                 13-3728359
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


500 Glenpointe Centre West
Teaneck, New Jersey                                                 07666
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (201) 801-0233
               -------------------------------------------------
                        (Registrant's telephone number,
                              including area code)



-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On January 6, 2003, Cognizant Technology Solutions Corporation issued a press release announcing a presentation to be made at a conference, reiteration of prior guidance for the fourth quarter of 2002 and guidance for 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

Exhibit No.                   Description of Exhibit
-----------                   ----------------------
  99.1                        Press release dated January 6, 2003.





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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           COGNIZANT TECHNOLOGY
                                           SOLUTIONS CORPORATION

                                           By: /s/ Wijeyaraj Mahadeva
                                               --------------------------------
                                               Name:  Wijeyaraj Mahadeva
                                               Title: Chairman of the Board and
                                                      Chief Executive Officer


Date: January 6, 2003






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